ITEM 77H:


Federated MDT Series
(Registrant)

Federated MDT Small Cap Core Fund:
	Class A Shares

As of January 31, 2007, Morgan Keegan
Company, Inc. has attained control of the Registrant by acquiring 47.38% of the voting securities of the Registrant.

As of January 31, 2007, Merrill Lynch Pierce
 Fenner has ceased to be a controlling
person of the Registrant by owning less than 25% of the voting securities of the Registrant.

	Institutional Shares
As of January 31, 2007, State Street Bank and Trust Company has ceased to be a controlling person of the Registrant by owning less than 25% of the voting securities of the Registrant.


Federated MDT Mid Cap Growth Fund:
	Class A Shares

As of January 31, 2007, Edward Jones & Co.
 has attained control of the Registrant by acquiring 50.19% of the voting securities of the Registrant.

As of January 31, 2007, UBS Financial
Services Inc. has ceased to be a controlling person of the Registrant by owning less than 25% of the voting securities of the Registrant.

	Class C Shares

As of January 31, 2007, Edward Jones & Co.
 has attained control of the Registrant by acquiring 27.11% of the voting securities of the Registrant.

As of January 31, 2007, E*Trade Clearing,
 LLC, has attained control of the Registrant by acquiring 50.78% of the voting securities of the Registrant.

As of January 31, 2007, Merrill Lynch Pierce
 Fenner has ceased to be a controlling
person of the Registrant by owning less than 25% of the voting securities of the Registrant.



Federated MDT Small Cap Growth Fund:
	Class A Shares

As of January 31, 2007, Morgan Keegan & Co,
 Inc. has ceased to be a controlling
person of the Registrant by owning less than 25% of the voting securities of the Registrant.


	Institutional Shares

As of January 31, 2007, Merrill Lynch Pierce
Fenner has ceased to be a controlling
person of the Registrant by owning less than 25% of the voting securities of the Registrant.

As of January 31, 2007, State Street Bank and
Trust Company. has ceased to be a
controlling person of the Registrant by owning
 less than 25% of the voting securities of the Registrant.

Federated MDT Large Cap Growth Fund:
	Class A Shares

As of January 31, 2007, Edward Jones & Co.
has attained control of the Registrant by acquiring 77.79% of the voting securities of the Registrant.

As of January 31, 2007, Merrill Lynch Pierce
Fenner has ceased to be a controlling
person of the Registrant by owning less than
 25% of the voting securities of the
Registrant.

Institutional Shares
As of January 31, 2007, The Beechwood Company.
 has attained control of the
Registrant by acquiring 32.28% of the voting securities of the Registrant.

Federated MDT Tax Aware/All Cap Core Fund:
	Institutional Shares

As of January 31, 2007, Merrill Lynch Pierce
Fenner has attained control of the
Registrant by acquiring 76.98% of the voting securities of the Registrant.

Federated MDT Small Cap Value Fund:
	Class A Shares
As of January 31, 2007, Morgan Keegan & Company,
Inc. has ceased to be a controlling
person of the Registrant by owning less than 25% of the voting securities of the Registrant.
	Class C Shares
As of January 31, 2007, Morgan Keegan & Company
, Inc. has ceased to be a controlling

person of the Registrant by owning less than 25% of the voting securities of the Registrant.

As of January 31, 2007, Merrill Lynch Pierce
 Fenner has ceased to be a controlling
person of the Registrant by owning less than
 25% of the voting securities of the
Registrant.



Institutional Shares

As of January 31, 2007, Merrill Lynch Pierce
Fenner has ceased to be a controlling
person of the Registrant by owning less than 25% of the voting securities of the Registrant.

As of January 31, 2007, Commercial Properties has attained control of the Registrant by acquiring 67.55% of the voting securities of the Registrant.